Exhibit 99.3

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 5, 2017.

IHS MARKIT LTD.	Meeting Information
Meeting Type: Annual General Meeting
For holders as of: February 8, 2017
Date: April 5, 2017 Time: 9:00 AM, GMT
	Location:	IHS Markit Corporate Headquarters
4th Floor, Ropemaker Place
25 Ropemaker Street
London EC2Y 9LY
United Kingdom

IHS MARKIT LTD. 4TH FLOOR, ROPEMAKER PLACE 25 ROPEMAKER STREET LONDON EC2Y 9LY UNITED KINGDOM

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

ANNUAL REPORT WITH PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                1) BY INTERNET:          www.proxyvote.com

                2) BY TELEPHONE:      1-800-579-1639

                3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 22, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To submit voting instructions by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can submit voting instructions by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

01)	Ruann F. Ernst
02)	William E. Ford
03)	Balakrishnan S. Iyer

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

2.	To approve the appointment of Ernst & Young LLP as the Company’s independent registered public accountants until the close of the next Annual General Meeting of Shareholders and to authorize the Company’s Board of Directors, acting by the Audit Committee, to determine the remuneration of the independent registered public accountants.

3.	To approve the terms of the 2017 Employee Stock Purchase Plan.

4.	To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

5.	To recommend, on an advisory, non-binding basis, whether an advisory vote on the compensation of the Company’s named executive officers should take place every one, two, or three years.

NOTE: In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting or any adjournment thereof.